UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:    811-22707

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Exact Name of Registrant (as specified in charter)

280 Park Avenue New York, NY	10017
Address of Principal Executive Office	(Zip code)

Dana DeVivo

280 Park Avenue

New York, NY 10017

Name and address of agent for service

Registrant telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    March 31, 2018

Item 1. Schedule of Investments

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

March 29, 2018 (Unaudited)*

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	12.1%
BANKS	4.2%
Bank of America Corp., 6.50%, Series Y(a)		40,675	1,073,820
Citigroup, 6.875% to 11/15/23, Series K(a),(b)		136,080	3,814,322
GMAC Capital Trust I, 7.624%, due 2/15/40, Series 2 (TruPS) (FRN) (3 Month US LIBOR + 5.785%)(c)		975,475	25,342,840
Regions Financial Corp., 6.375% to 9/15/24, Series B(a),(b)		62,050	1,725,611

			31,956,593

FINANCIAL—INVESTMENT BANKER/BROKER	1.7%
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(b)		255,821	7,170,663
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b)		210,980	5,721,777

			12,892,440

INDUSTRIALS—CHEMICALS	1.7%
CHS, 7.10% to 3/31/24, Series II(a),(b)		290,589	8,165,551
CHS, 6.75% to 9/30/24, Series III(a),(b)		192,523	5,184,644

			13,350,195

INSURANCE	2.3%
LIFE/HEALTH INSURANCE	0.7%
MetLife, 4.00%, Series A (FRN) (3 Month US LIBOR + 1.000%, Floor 4.00%)(a),(c)		206,431	5,166,968

LIFE/HEALTH INSURANCE—FOREIGN	1.1%
Aegon NV, 4.00%, Series I (FRN) (3 Month US LIBOR + 0.875%, Floor 4.00%) (Netherlands)(a),(c)		339,074	8,459,896

REINSURANCE	0.2%
Reinsurance Group of America, 5.75% to 6/15/26, due 6/15/56(b)		65,600	1,726,592

REINSURANCE—FOREIGN	0.3%
Aspen Insurance Holdings Ltd., 5.95% to 7/1/23 (Bermuda)(a),(b)		73,555	1,927,877

TOTAL INSURANCE			17,281,333

PIPELINES	0.5%
NuStar Energy LP, 7.625% to 6/15/22, Series B(a),(b)		164,534	3,586,841

REAL ESTATE—DIVERSIFIED	1.2%
Colony NorthStar, 8.50%, Series D(a)		134,475	3,347,083
VEREIT, 6.70%, Series F(a)		227,627	5,781,726

			9,128,809

		Number of Shares		Value
UTILITIES	0.5%
SCE Trust IV, 5.375% to 9/15/25, Series J(a),(b)		136,000		$3,495,200

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$87,218,719)				91,691,411

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	124.0%
BANKS	36.1%
AgriBank FCB, 6.875% to 1/1/24(a),(b)		$36,200	†	3,911,863
BAC Capital Trust XIV, 4.00%, Series G (FRN) (3 Month US LIBOR + 0.400%, Floor 4.00%)(a),(c)		16,930,000		14,538,637
Bank of America Corp., 5.397% to 7/30/18, Series K(a),(b)		2,704,000		2,707,380
Bank of America Corp., 8.125% to 5/15/18, Series M(a),(b)		4,870,000		4,895,568
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b)		6,410,000		6,803,253
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b)		8,582,000		9,237,236
Citigroup, 5.95% to 8/15/20, Series Q(a),(b)		5,250,000		5,450,209
Citigroup, 6.125% to 11/15/20, Series R(a),(b)		5,129,000		5,402,632
Citigroup, 6.25% to 8/15/26, Series T(a),(b)		3,092,000		3,269,790
CoBank ACB, 6.25% to 10/1/22, Series F(a),(b)		117,000	†	12,402,000
CoBank ACB, 6.125%, Series G(a)		32,250	†	3,289,500
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b)		6,255,000		6,691,499
Corestates Capital III, 2.409%, due 2/15/27, 144A (TruPS) (FRN) (3 Month US LIBOR + 0.57%)(c),(d)		800,000		752,000
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(b),(d),(e)		67,500	†	7,323,750
Goldman Sachs Capital II, 4.00%, (FRN) (3 Month US LIBOR + 0.768%, Floor 4.00%)(a),(c)		1,102,000		929,262
Goldman Sachs Group/The, 5.70% to 5/10/19, Series L(a),(b)		7,350,000		7,497,000
Goldman Sachs Group/The, 5.375% to 5/10/20, Series M(a),(b)		7,500,000		7,708,725
Goldman Sachs Group/The, 5.00% to 11/10/22, Series P(a),(b)		3,330,000		3,246,750
JPMorgan Chase & Co., 7.90% to 4/30/18, Series I(a),(b)		6,500,000		6,541,275
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b)		12,400,000		13,543,900
JPMorgan Chase & Co., 5.30% to 5/1/20, Series Z(a),(b)		7,500,000		7,721,250
KeyCorp Capital I, 3.048%, due 7/1/28, (TruPS) (FRN) (3 Month US LIBOR + 0.740%)(c)		3,525,000		3,300,281
Mellon Capital IV, 4.00%, Series 1 (FRN) (3 Month US LIBOR + 0.565%, Floor 4.00%)(a),(c)		56,635,000		51,413,819
PNC Financial Services Group, 6.75% to 8/1/21(a),(b)		6,965,000		7,569,214
SunTrust Capital III, 2.775%, due 3/15/28, (FRN) (3 Month US LIBOR + 0.650%)(c)		5,850,000		5,446,350

		Principal Amount		Value
US Bancorp, 3.50%, Series A, (FRN) (3 Month US LIBOR + 1.020%, Floor 3.50%)(a),(c)		$27,758	†	$25,606,755
USB Capital IX, 3.50%, (FRN) (3 Month US LIBOR + 1.020%, Floor 3.50%)(a),(c)		9,878,000		8,932,675
Wachovia Capital Trust II, 2.222%, due 1/15/27, (FRN) (3 Month US LIBOR + 0.50%)(c)		1,000,000		942,500
Wells Fargo & Co., 5.895% to 6/15/18, Series K (FRN) (3 Month US LIBOR + 3.77%)(a),(c)		19,935,000		20,245,787
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(b)		10,000,000		10,532,500
Wells Fargo Capital X, 5.95%, due 12/15/36, (TruPS)		5,893,000		6,393,905

				274,247,265

BANKS—FOREIGN	39.0%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)(a),(b),(d)		5,300,000		5,644,500
Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27 (Spain)(a),(b)		1,400,000		1,360,800
Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21 (EUR) (Spain)(a),(b)		6,400,000		9,340,267
Banco Bilbao Vizcaya Argentaria SA, 9.00% to 5/9/18 (Spain)(a),(b)		5,200,000		5,233,280
Banco Santander SA, 5.25% to 9/29/23 (EUR) (Spain)(a),(b)		4,000,000		5,205,910
Banco Santander SA, 6.75% to 4/25/22 (EUR) (Spain)(a),(b)		3,800,000		5,272,549
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(a),(b)		5,200,000		5,534,771
Barclays PLC, 8.25% to 12/15/18 (United Kingdom)(a),(b)		6,095,000		6,304,729
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(b),(d)		1,000,000		1,090,000
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)(a),(b),(d)		12,100,000		13,022,625
CaixaBank SA, 5.25% to 3/23/26 (EUR) (Spain)(a),(b)		3,200,000		3,939,900
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(b),(d)		8,550,000		9,763,108
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(a),(b)		12,600,000		13,182,750
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(b),(d)		2,463,000		2,672,604
Danske Bank A/S, 6.125% to 3/28/24 (Denmark)(a),(b)		6,400,000		6,513,600
DNB Bank ASA, 5.75% to 3/26/20 (Norway)(a),(b)		2,300,000		2,334,500
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(a),(b)		7,800,000		8,130,533
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)(d)		3,530,280		4,491,840
HSBC Capital Funding LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(d)		6,995,000		10,986,487
HSBC Holdings PLC, 5.625% to 1/17/20 (United Kingdom)(a),(b)		2,000,000		2,022,500
HSBC Holdings PLC, 6.25% to 3/23/23 (United Kingdom)(a),(b)		6,400,000		6,552,000
HSBC Holdings PLC, 6.375% to 9/17/24 (United Kingdom)(a),(b)		3,800,000		3,857,000
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b)		5,800,000		5,981,250
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)(a),(b)		8,800,000		9,317,000

		Principal Amount	Value
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(a),(b)		$5,400,000	$5,663,574
Itau Unibanco Holding SA/Cayman Island, 6.125% to 12/12/22, 144A (Brazil)(a),(b),(d)		4,400,000	4,317,500
Itau Unibanco Holding SA/Cayman Island, 6.50% to 3/19/23, 144A (Brazil)(a),(b),(d)		5,200,000	5,151,796
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b)		12,050,000	13,089,312
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)(a),(b),(d)		2,800,000	2,747,500
Nationwide Building Society, 10.25%, due 12/6/99 (GBP) (United Kingdom)(a)		4,180,000	9,178,010
Rabobank Nederland, 11.00% to 6/30/19, 144A (Netherlands)(a),(b),(d)		21,275,000	23,344,206
Royal Bank of Scotland Group PLC, 7.50% to 8/10/20 (United Kingdom)(a),(b)		1,600,000	1,668,000
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)(a),(b)		2,427,000	3,045,885
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(b)		15,000,000	16,331,250
Skandinaviska Enskilda Banken AB, 5.75% to 5/13/20, Series EMTN (Sweden)(a),(b)		5,400,000	5,466,674
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(a),(b),(d)		7,200,000	7,677,000
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(b),(d)		3,689,000	4,007,176
Societe Generale SA, 8.25% to 11/29/18, Series EMTN (France)(a),(b)		2,083,000	2,150,877
Standard Chartered PLC, 6.50% to 4/2/20, 144A (United Kingdom)(a),(b),(d)		2,600,000	2,663,320
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(a),(b),(d)		2,600,000	2,756,000
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(b),(d)		3,800,000	4,070,750
Swedbank AB, 6.00% to 3/17/22 (Sweden)(a),(b)		6,400,000	6,544,000
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a),(b)		1,200,000	1,267,050
UBS Group AG, 6.875% to 3/22/21 (Switzerland)(a),(b)		2,749,000	2,888,055
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a),(b)		2,400,000	2,587,500
UBS Group AG, 7.125% to 2/19/20 (Switzerland)(a),(b)		6,300,000	6,565,230
UBS Group AG, 7.125% to 8/10/21 (Switzerland)(a),(b)		9,400,000	9,923,505
UniCredit SpA, 6.75% to 9/10/21, Series EMTN (EUR) (Italy)(a),(b)		4,400,000	5,845,148

			296,703,821

ELECTRIC—INTEGRATED ELECTRIC	0.2%
Southern California Edison Co., 6.25% to 2/1/22, Series E(a),(b)		1,500,000	1,597,500

		Principal Amount		Value
FINANCIAL	2.9%
DIVERSIFIED FINANCIAL SERVICES	1.4%
General Motors Financial Co., 2.686%, due 1/5/23, (FRN) (3 Month US LIBOR + 0.99%)(c)		$5,500,000		$5,530,288
State Street Corp., 5.25% to 9/15/20, Series F(a),(b)		5,152,000		5,293,680

				10,823,968

INVESTMENT BANKER/BROKER	1.5%
Charles Schwab Corp./The, 7.00% to 2/1/22(a),(b)		9,785,000		10,861,350

TOTAL FINANCIAL				21,685,318

FOOD	0.7%
Dairy Farmers of America, 7.875%, 144A(a),(d),(e)		55,000	†	5,547,443

INDUSTRIALS—DIVERSIFIED MANUFACTURING	3.7%
General Electric Co., 5.00% to 1/21/21, Series D(a),(b)		28,550,000		28,300,188

INSURANCE	28.5%
LIFE/HEALTH INSURANCE	7.2%
MetLife, 9.25%, due 4/8/38, 144A(d)		8,300,000		11,329,500
MetLife, 5.25% to 6/15/20, Series C(a),(b)		8,715,000		8,930,609
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A(d)		8,100,000		10,206,000
Prudential Financial, 5.20% to 3/15/24, due 3/15/44(b)		2,600,000		2,648,750
Prudential Financial, 5.375% to 5/15/25, due 5/15/45(b)		2,000,000		2,052,500
Prudential Financial, 5.625% to 6/15/23, due 6/15/43(b)		16,208,000		17,018,400
Prudential Financial, 5.875% to 9/15/22, due 9/15/42(b)		2,507,000		2,641,751

				54,827,510

LIFE/HEALTH INSURANCE—FOREIGN	12.2%
Aegon NV, 2.65%, (FRN) (10-year USISDA + 0.10%, Cap 8.50%) (Netherlands)(a),(c)		20,985,000		18,722,817
Dai-ichi Life Insurance Co. Ltd., 4.00% to 7/24/26, 144A (Japan)(a),(b),(d)		11,000,000		10,498,400
Dai-ichi Life Insurance Co. Ltd., 5.10% to 10/28/24, 144A (Japan)(a),(b),(d)		5,100,000		5,333,886
Dai-ichi Life Insurance Co. Ltd., 7.25% to 7/25/21, 144A (Japan)(a),(b),(d)		4,150,000		4,596,125
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(a),(b)		1,703,000		1,881,048
La Mondiale Vie, 7.625% to 4/23/19 (France)(a),(b)		12,050,000		12,492,958
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)(b),(d)		17,235,000		17,945,944
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)(b),(d)		8,300,000		8,402,090
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)(b),(d)		7,200,000		7,506,000

		Principal Amount		Value
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)(b),(d)		$5,000,000		$5,525,000

				92,904,268

MULTI-LINE	1.9%
Hartford Financial Services Group/The, 3.964%, due 2/12/47, 144A, Series ICON (FRN) (3 Month US LIBOR + 2.125%)(c),(d)		11,460,000		11,159,175
Nationwide Mutual Insurance Co., 4.415%, due 12/15/24, 144A, (FRN) (3 Month US LIBOR + 2.290%)(c),(d)		3,125,000		3,125,042

				14,284,217

MULTI-LINE—FOREIGN	0.7%
AXA SA, 0.969%, (FRN) (EUAMDB10 + 0.050%, Cap 8.00%) (EUR) (France)(a),(c)		5,000,000		5,737,692

PROPERTY CASUALTY	2.0%
Liberty Mutual Group, 7.80%, due 3/7/37, 144A(d)		4,318,000		5,354,320
Liberty Mutual Group, 5.03%, due 3/7/37, 144A, (FRN) (3 Month US LIBOR + 2.905%)(c),(d)		9,825,000		9,689,906

				15,044,226

PROPERTY CASUALTY—FOREIGN	2.6%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(b)		6,755,000		7,337,619
QBE Insurance Group Ltd., 5.25% to 5/16/25, Series EMTN (Australia)(a),(b)		2,800,000		2,724,529
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(b)		4,000,000		4,143,652
VIVAT NV, 6.25% to 11/16/22 (Netherlands)(a),(b)		5,300,000		5,273,664

				19,479,464

REINSURANCE—FOREIGN	1.9%
Aquarius + Investments PLC, 6.375% to 9/1/19, due 9/1/24 (Ireland)(b)		3,705,000		3,816,150
Aquarius + Investments PLC, 8.25% to 9/1/18, Series EMTN (Ireland)(a),(b)		10,600,000		10,780,995

				14,597,145

TOTAL INSURANCE				216,874,522

INTEGRATED TELECOMMUNICATIONS SERVICES	1.2%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(d)		4,500	†	5,062,482
SoftBank Group Corp., 3.125%, due 9/19/25 (EUR) (Japan)		1,200,000		1,390,310
SoftBank Group Corp., 4.75%, due 9/19/24 (Japan)		200,000		193,693

		Principal Amount	Value
SoftBank Group Corp., 5.375%, due 7/30/22 (Japan)		$850,000	$860,625
SoftBank Group Corp., 6.875% to 7/19/27 (Japan)(a),(b)		1,700,000	1,621,715

			9,128,825

MATERIAL—METALS & MINING	2.0%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)(b),(d)		13,700,000	15,412,500

PIPELINES	3.8%
Enterprise Products Operating LP, 5.481%, due 8/1/66, Series A, (FRN) (3 Month US LIBOR + 3.7075%)(c)		7,000,000	7,026,662
Plains All American Pipeline LP, 6.125% to 11/15/22, Series B(a),(b)		2,699,000	2,611,282
Transcanada Trust, 5.30% to 3/15/27, due 3/15/77 (Canada)(b)		2,875,000	2,844,453
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(b)		5,500,000	5,651,250
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)		10,173,000	10,630,785

			28,764,432

REAL ESTATE	1.1%
FINANCE	0.6%
AT Securities BV, 5.25% to 7/21/23 (Netherlands)(a),(b)		5,000,000	4,880,625

SPECIALTY	0.5%
Equinix, 2.875%, due 2/1/26 (EUR) (United States)		3,000,000	3,521,436

TOTAL REAL ESTATE			8,402,061

UTILITIES	4.8%
ELECTRIC UTILITIES	0.7%
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series B(b)		4,980,000	5,176,054

ELECTRIC UTILITIES—FOREIGN	4.1%
Emera, 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)		14,590,000	15,830,150
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(b),(d)		12,792,000	15,206,490

			31,036,640

TOTAL UTILITIES			36,212,694

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$890,682,515)			942,876,569

CORPORATE BONDS—REAL ESTATE	0.3%
iStar, 6.00%, due 4/1/22		2,500,000	2,512,500

TOTAL CORPORATE BONDS (Identified cost—$2,583,256)			2,512,500

		Number of Shares	Value
SHORT-TERM INVESTMENTS	3.1%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.51%(f)		23,172,778	$23,172,778

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$23,172,778)			23,172,778

TOTAL INVESTMENTS IN SECURITIES(g) (Identified cost—$1,003,657,268)	139.5%		1,060,253,258
LIABILITIES IN EXCESS OF OTHER ASSETS	(39.5)		(299,992,313)

NET ASSETS (Equivalent to $26.37 per share based on 28,830,580 shares of common stock outstanding)	100.0%		$760,260,945

Note: Percentages indicated are based on the net assets of the Fund.

*	March 29, 2018 represents the last business day of the Fund’s quarterly period. See Note 1 of the accompanying notes to the Schedule of Investments.
†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.
(b)	Security converts to floating rate after the indicated fixed-rate coupon period.
(c)	Variable rate. Rate shown is in effect at March 29, 2018.
(d)	Resale is restricted to qualified institutional investors. Aggregate holdings amounted to $264,382,465 or 34.8% of the net assets of the Fund, of which 0.0% are illiquid.
(e)	Security value is determined based on significant unobservable inputs (Level 3).
(f)	Rate quoted represents the annualized seven-day yield of the fund.
(g)	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate(resets monthly) Receivable(a)	Floating Payment Frequency	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciaion)	Value
$ 60,000,000	1.117%	Quarterly	1.808%	Monthly	10/19/21	$—	$2,651,580	$2,651,580
90,000,000	1.203%	Quarterly	1.808%	Monthly	10/19/22	—	4,940,964	4,940,964
31,000,000	1.848%	Quarterly	1.808%	Monthly	10/19/22	—	751,925	751,925
90,000,000	1.288%	Quarterly	1.808%	Monthly	10/19/23	—	5,766,409	5,766,409

						$—	$14,110,878	$14,110,878

(a)	Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at March 29, 2018.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	29,083,402	USD	35,553,877	4/4/18	$(231,786)
Brown Brothers Harriman	EUR	3,797,279	USD	4,685,463	4/4/18	13,102
Brown Brothers Harriman	GBP	6,986,100	USD	9,642,495	4/4/18	(159,009)
Brown Brothers Harriman	USD	9,796,817	GBP	6,986,100	4/4/18	4,686
Brown Brothers Harriman	USD	40,397,205	EUR	32,880,681	4/4/18	60,819
Brown Brothers Harriman	GBP	6,531,250	USD	9,169,287	5/2/18	(4,968)
Brown Brothers Harriman	EUR	32,567,779	USD	40,091,587	5/3/18	(64,200)

						$(381,356)

The amount of all interest rate swap contracts and forward foreign currency exchange contracts as presented in the tables above are representative of the volume of activity for these derivative types during the period ended March 29, 2018.

Glossary of Portfolio Abbreviations

EUAMDB	Euribor ICE Swap Rate
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar
USISDA	United States Dollar ICE Swap Rate

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Quarterly Period

Since March 29, 2018 represents the last day during the Fund’s quarterly period on which the New York Stock Exchange was open for trading, the Fund’s Schedule of Investments have been presented through that date.

Note 2. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Over-the-counter (OTC) interest rate swaps are valued utilizing quotes received from a third-party pricing service. OTC options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were $25,606,755 of securities transferred from Level 1 to Level 2 which resulted from a change in the use of a quoted price to a mean price, supplied by a third-party pricing service, for one security as of March 29, 2018.

The following is a summary of the inputs used as of March 29, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value	$91,691,411	$91,691,411	$—	$—
Preferred Securities—Capital Securities:
Banks	274,247,265	—	266,923,515	7,323,750
Food	5,547,443	—	—	5,547,443
Other Industries	663,081,861	—	663,081,861	—
Corporate Bonds	2,512,500	—	2,512,500	—
Short-Term Investments	23,172,778	—	23,172,778	—

Total Investments in Securities(a)	$1,060,253,258	$91,691,411	$955,690,654	$12,871,193	(b)

Interest Rate Swap Contracts	$14,110,878	$—	$14,110,878	$—
Forward Foreign Currency Exchange Contracts	78,607	—	78,607	—

Total Unrealized Appreciation in Other Financial Instruments(a)	$14,189,485	$—	$14,189,485	$—

Forward Foreign Currency Exchange Contracts	$(459,963)	$—	$(459,963)	$—

Total Unrealized Depreciation in Other Financial Instruments(a)	$(459,963)	$—	$(459,963)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.
(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total	Preferred Securities - Capital Securities - Banks	Preferred Securities - Capital Securities - Food
Balance as of December 31, 2017	$5,776,194	$—	$5,776,194
Transfers in	7,323,750	7,323,750	—
Change in unrealized appreciation (depreciation)	(228,751)	—	(228,751)

Balance as of March 29, 2018	$12,871,193	$7,323,750	$5,547,443

The change in unrealized appreciation (depreciation) attributable to securities owned on March 29, 2018 which were valued using significant unobservable inputs (Level 3) amounted to $(330,001).

Note 3. Derivative Instruments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Item 2. Controls and Procedures

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)

During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Principal Executive Officer

Date: May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin	By:	/s/ James Giallanza
	Name: Adam M. Derechin Title: President and Principal Executive Officer		Name: James Giallanza Title: Principal Financial Officer

Date: May 25, 2018